UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2018 (July 30, 2018)

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 17th St., 5th Floor

Denver, CO 80202

(Address of principal executive offices, including zip code)

(720) 889-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2018, ServiceSource International, Inc. (the “Company”) and its wholly-owned subsidiary ServiceSource Delaware, Inc., together as borrowers, entered into a Revolving Loan Credit Agreement (the “Credit Agreement”) with Compass Bank as lender. The Credit Agreement provides for a senior secured revolving line of credit of $40 million and a $4 million letter of credit sublimit.

Outstanding indebtedness under the Credit Agreement may be voluntarily prepaid in whole or in part without premium or penalty, other than applicable LIBOR breakage costs. Any outstanding indebtedness under the Credit Agreement is required to be repaid in full on or prior to July 30, 2021. The obligations under the Credit Agreement are secured by substantially all assets of the borrowers and certain of their subsidiaries, including pledges of equity in certain of the Company’s subsidiaries. The Credit Agreement includes representations, covenants, and events of default customary for financing transactions of this type.

Borrowings under the Credit Agreement will bear interest, (a) with respect to any LIBO rate loan, a rate per annum equal to the applicable LIBO rate, plus a 2.0% margin, and (b) with respect to any alternate base rate loan, a rate per annum equal to the greater of (i) the Wall Street Journal’s prime rate, (ii) the Federal Funds rate plus 0.50%, and (iii) the daily LIBO rate plus 1.0%, plus in each case, a 1.0% margin.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full and complete terms of the Credit Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Revolving Loan Credit Agreement, dated as of July 30, 2018, among ServiceSource International, Inc. and ServiceSource Delaware, Inc., as Borrowers, and Compass Bank, as Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2018	ServiceSource International, Inc.

	By:	/s/ Patricia Elias
Name: Patricia Elias
Title: Executive Vice President, General Counsel